UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2019

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey		08873
(Address of registrant’s principal executive office)		(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols(s)	Name of each exchange on which registered
Common Stock	CTLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously reported in the Current Report on Form 8-K filed by Catalent, Inc. (“Catalent”) on May 22, 2019 (the “Original Report”), pursuant to the Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated as of April 14, 2019, by and among Catalent Pharma Solutions, Inc., Catalent Holdco I Inc., a wholly owned subsidiary of Catalent Pharma Solutions, Inc. (“Merger Sub”), Paragon Bioservices, Inc. (“Paragon”), Pearl Shareholder Representative, LLC, as representative of the Company Securityholders (as defined in the Merger Agreement), and, solely with respect to Sections 4.12 (solely with respect to the Equity Financing (as defined in the Merger Agreement)) and 8.19 of the Merger Agreement, Catalent, Merger Sub merged with and into Paragon on May 17, 2019 (the “Merger”), with Paragon continuing as the surviving company in the Merger. As a result of the Merger, Paragon became an indirect, wholly owned subsidiary of Catalent.

This Current Report on Form 8-K/A amends the Original Report to provide the financial statements of Paragon and the pro forma financial information relating to the Merger that are required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively, and should be read in conjunction with the Original Report. Except as set forth herein, no other modification has been made to the Original Report.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. The (i) audited balance sheet of Paragon as of December 31, 2018 and the related audited statements of operations and comprehensive income, changes in stockholders’ equity (deficit), and cash flows for the year ended December 31, 2018, together with the notes thereto and the independent auditor’s report thereon, and (ii) the unaudited balance sheet of Paragon as of March 31, 2019 and the related unaudited statements of operations and comprehensive income, changes in stockholders’ equity (deficit), and cash flows for the three months ended March 31, 2019 and 2018, together with the notes thereto, in each case, required by Item 9.01(a) of Form 8-K are filed as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference.

(b) Pro Forma Financial Information. The unaudited pro forma financial statements of Catalent as of March 31, 2019, for the nine months ended March 31, 2019, and for the year ended June 30, 2018 required by Item 9.01(b) of Form 8-K, which give pro forma effect to the Merger and certain financing transactions described in the pro forma financial statements, are filed as Exhibit 99.3 hereto and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

99.1	Audited balance sheet of Paragon as of December 31, 2018 and the related audited statements of operations and comprehensive income, changes in stockholders’ equity (deficit), and cash flows for the year ended December 31, 2018, together with the notes thereto and the independent auditor’s report thereon.

99.2	Unaudited balance sheet of Paragon as of March 31, 2019 and the related unaudited statements of operations and comprehensive income, changes in stockholders’ equity (deficit), and cash flows for the three months ended March 31, 2019 and 2018, together with the notes thereto.

99.3	Unaudited pro forma financial statements of Catalent as of March 31, 2019, for the nine months ended March 31, 2019, and for the year ended June 30, 2018, together with the notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ Steven L. Fasman
Steven L. Fasman
Senior Vice President, General Counsel and Secretary

Date: June 21, 2019